EXHIBIT 23.1






                                                CONSENT OF COUNSEL


     We herby consent to the reference to us in the Prospectus constituting part of this Pre-Effective Amendment No. 3 to the Form SB-2 Registration Statement for Mirenco, Inc. under the caption "Legal Matters."




                                               /s/ DUNCAN, BLUM & ASSOCIATES
                                                   Duncan, Blum & Associates


Bethesda, Maryland
May 11, 2001